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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  June 17, 1997



MMI Companies, Inc.
(Exact name of registrant as specified in its charter)

Commission file number:  1-11920


	Delaware							36-3263253
(State or other jurisdiction						(IRS Employer
incorporation or organization)					Identification No,)


540 Lake Cook Road, Deerfield, Illinois  60015-5290
(Address of principal executive offices)


(847) 940-7550
(Registrant's telephone number, including area code)




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Item 5.  Other Events.

Filed as an exhibit is a press release of the registrant dated June 17, 1997 relating to the adoption of a Shareholder Rights Plan by the Company.


Item 7.  Financial Statements and Exhibits.

	(c)	Exhibits.

		Exhibit 99.  Press release of the registrant dated June 17, 1997





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						MMI Companies, Inc.
						(Registrant)


Date:	June 17, 1997				B. Frederick Becker
						B. Frederick Becker
						Chairman and Chief Executive Officer